SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED NOVEMBER 3, 2006

TO PROSPECTUSES DATED MAY 1, 2006 AND APRIL 11, 2006
FOR SUN LIFE FINANCIAL MASTERS EXTRA

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement replaces the previous supplement dated June 30, 2006 in its entirety.

Effective July 24, 2006, except in the state of Washington, the above-captioned prospectuses are amended as follows:
1.	Under the caption "PRODUCT HIGHLIGHTS," the last sentence of the paragraph entitled "The Accumulation Phase" is rewritten as follows:

In addition, we will credit your Contract with interest, which we refer to as "Purchase Payment Interest", at a rate of 2% or 5% of each Purchase Payment based upon the interest rate option you choose when you apply for your Contract.

2.	The first two paragraphs under the subsection entitled "Purchase Payment Interest" are replaced with the following disclosure:

We will credit your Contract with interest, which we refer to as "Purchase Payment Interest", at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

Option A: The 2% Five-Year Anniversary Interest Option -- Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

Option B: The 5% Interest Option -- Under this option we will credit your Contract with interest at a rate of 5% of each Purchase Payment made on or after July 24, 2006. For all Purchase Payments made under Option B prior to July 24, 2006, the Purchase Payment Interest schedule in effect under Option B at the time you purchased your Contract, including the right to additional year-end credit, will apply.

We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.

3.	The definition of "PURCHASE PAYMENT INTEREST" in Appendix A is replaced with the following:

PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract at a rate of 2% or 5% based upon the interest rate option chosen at the time of application.
4.	Example 2 of "APPENDIX I - CALCULATION OF PURCHASE PAYMENT INTEREST (BONUS CREDIT)" is rewritten as follows:

Example 2: Option B with no Withdrawals

If you select Option B, the 5% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made after July 24, 2006, at a rate of 5% of your Purchase Payment amount as illustrated below:

Initial Purchase Payment of $50,000.00 receives 5% Purchase Payment Interest of $2,500.

Subsequent Purchase Payments in the first Account Year of $20,000 receives Purchase Payment Interest of $1,000.

Suppose an additional Purchase Payment of $60,000 is made in the third Account Year. This Purchase Payment will receive 5% Purchase Payment Interest of $3,000.
5.	Example 3 of "APPENDIX I - CALCULATION OF PURCHASE PAYMENT INTEREST (BONUS CREDIT)" is deleted in its entirety.